EXHIBIT 19


                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints David R. Maisel, acting individually, as such person's true and lawful attorney-in-fact and agent with full power of substitution and revocation for such person and in such person's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended, including
 Section 13 of such Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, including joint filing agreements, respecting securities of Livent Inc., an Ontario corporation, that the undersigned beneficially owns, including but not limited to
 Schedule 13D and any amendments thereto.

           This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such person.

           IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the 30th day of June, 1998.



                               LYNX VENTURES L.P.

                               By:  Lynx Ventures L.L.C.,
                                    its General Partner


                               By: /s/ David R. Maisel
                                  Name: David R. Maisel
                                  Title: Manager


                               LYNX VENTURES L.L.C.


                               By: /s/ David R. Maisel
                                  Name: David R. Maisel
                                  Title: Manager


                               THE OVITZ FAMILY LIMITED PARTNERSHIP

                               By:  The Michael and Judy Ovitz Revocable
                                    Trust


                               By:  /s/ Michael S. Ovitz
                                    Name: Michael S. Ovitz
                                    Title: Trustee


                               THE MICHAEL AND JUDY OVITZ REVOCABLE TRUST


                               By:  /s/ Michael S. Ovitz
                                    Name: Michael S. Ovitz
                                    Title: Trustee


                                    /s/ Michael S. Ovitz
                                    Michael S. Ovitz


                                    /s/ Roy L. Furman
                                    Roy L. Furman